Exhibit 99.2

This presentation contains certain statements that may be deemed to be "forward- looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include the factors described from time to time in the Company's filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement. Forward Looking Statements

Overview

Management Representatives David Sharp Chief Executive Officer Ronald Mogel Chief Financial Officer

Investment Highlights High Commodity Prices and Strong Sector Fundamentals Hurricane Damage Increases Repair Work Geographically Focused on Attractive Markets Leading Position in the Gulf of Mexico Market Management Averages 26 Years of Experience Record Recent Results Strong Balance Sheet

Horizon Offshore Pipe installation Pipebury, hook-up and commissioning Production platform installation Production platform salvage We are a publicly traded marine construction company Four pipelay / pipebury vessels Two derrick barges One dedicated pipebury barge One combination derrick / pipelay barge One diving support / pipelay vessel U. S. Gulf of Mexico Northeast USA Mexico Latin America West Africa Southeast Asia Mediterranean

Business Strategy Measure assumed risk Effective contract negotiation Improved margins and liquidity Expand the range of services Purchase of the Texas Horizon Strong market presence Developed customer base Robust market conditions Personnel retention Asset utilization Efficient production and construction methods Attractive international opportunities Strategic acquisitions Increase Operating Capabilities of Our Fleet Reduce and Manage Risk Maintain Gulf of Mexico Focus Deliver Superior Execution Capitalize on Select Opportunities

Geographic Positioning Our assets move between domestic and international waters depending on market conditions North America / Gulf of Mexico Offshore Mexico / Latin America West Africa Southeast Asia / Mediterranean Note: 2006 estimated revenues based on mid-point of publicly-released guidance. 2005 Revenue: $325 million 2006E Revenue: $538 million North America /Gulf of Mexico Offshore Mexico / Latin America Southeast Asia / Mediterranean West Africa 0.42 0.38 0.04 0.16 Noth Americana /Gulf of Mexico Offshore Mexico / Latin America Southeast Asia / Mediterranean West Africa 0.55 0.1 0.11 0.24 2005 2006

Pipelay Services We utilize "S-lay" technology in our pipelay operations. Tug boats and anchor systems provide forward movement for the pipelay barges. Stinger Pipe Touchdown Point

Pipebury Services We utilize towed jet sleds to bury pipeline below the sea floor Jetting / Trenching Sled Sled Hoist Cables Pipeline Tow Chain

Fleet Overview - Pipelay and Pipebury Services Operations MMS requirements for burial in shallow water Damaging hurricanes increase demand for burial Insurance costs rising potentially creating further need for burials American Horizon Brazos Horizon Canyon Horizon (burial only) Lone Star Horizon Pecos Horizon

Fleet Overview - Derrick Lift Services Atlantic Horizon Pacific Horizon Operations Installation, removal and salvage of fixed offshore platforms Cranes lift and place platforms

Fleet Overview - Diving Support and Combination Diving Support Services Acquired Texas Horizon in February 2006 (right) Diving and remotely operated vessel support Combination Pipelay / Burial Via the Sea Horizon (left) 1,200-ton lift capacity 36" pipeline capacity "Flagship Vessel"

.. Our Markets

Worldwide Demand for Offshore Drilling Rigs ___________________________ Source: ODS PetroData The increased demand for offshore drilling rigs will be a primary driver of new worldwide offshore construction demand Increased Offshore Construction Activity Active Rigs

U.S. Gulf of Mexico Strong Industry Fundamentals We are a market leader in the Gulf of Mexico region High newbuild cost Long construction periods Undersupply = improving margins Investment in the Gulf of Mexico projected to remain robust for foreseeable future, aided by existing planned capex and hurricane repair work High Barriers to Entry Heavy lease bidding Shallow water investment Strong commodity prices Near-term lease expiration Robust E&P Investment Record demand Historically our stablest market Shorter projects Escalating margins Growing Market Effect of Katrina and Rita Significant damage to infrastructure Aging platforms Hurricane Damage

Competitive Landscape - Gulf of Mexico

# Gulf of Mexico Lease Activity

***Lease bidding has historically been a strong leading indicator of drilling demand; 2006's first bidding session garnered nearly $590 million in high bids***



Rigs
High Lease Bids ($ mm)
200
180
160
140
120
100
80
60
40
20
0
$1,500
$1,200
$900
$600
$300
$0
(1)
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Jackups
Midwater Floaters
Deepwater Floaters
Lease Bids

Source: ODS PetroData and the U.S. Department of the Interior.
(1) MMS Acting Regional Director Chuck Schoennagel: "The results of the sale also indicates a continuing interest in shallow-water areas" (less than 200 meters).

18

Gulf of Mexico Construction Activity ___________________________ Source: ODS PetroData. (1) Indicates miles installed year-to-date and known-planned miles to be installed. Pipeline installations have historically followed offshore rig activity Rigs Miles of Pipelines (1) Drop in 2005 and 2006 due to pipeline repair

Offshore Mexico / Latin America We are well positioned to capitalize on our relationship with PEMEX 2nd highest area of proven oil reserves world-wide Longer duration projects Longer lead times Higher visibility PEMEX awarded us significant contracts in June 2005 and February 2006 Increased with a change order to June contract PEMEX is key variable in the region Mexico is a net importer of natural gas and PEMEX is increasing capex Experience in Ecuador, Venezuela and Colombia Short Mobilization From Operation Base in Texas PEMEX Capex Revenues Industrials Trend Fourth Fifth Sixth Seventh Eighth 1998 5.1 1100 233 3961 2876 1297 466 267 1999 5.5 1100 269 3691 2876 1027 1333 303 2000 7.5 2001 6.9 2002 7.8 2003 10.1 2004 10.9 2005 10.8 2006E 13.1

West Africa & Southeast Asia / Mediterranean Growing Exploratory Region We are able to partially offset the seasonality of the Gulf of Mexico markets by remobilizing our vessels into other key operating areas Seasonal Hedge Longer lead times Increased visibility Large shallow water reserves Shift from flaring to piping West Africa Gas Pipeline Israel Electric Corporation Continued development in West Africa and SE Asia / Mediterranean can provide a seasonal hedge for our vessels Shift to natural gas Shift from flaring to piping Strong growth potential Strategic Rationale Recent Significant Contracts Offshore Nigeria Market Southeast Asia Market

Customer Relationships Key Customers Anglo Suisse

Financial Overview

Capitalization Additionally we have a $30MM Revolving Credit Facility. Includes reserve against PEMEX claims of 18.5 million in EBITDA for 2006. 3/31/2006 $22.4 76.5 13.1 51.5 $141.1 $201.0 $342.1 41.3% 37.1% 1.3x 0.8x Cash and cash equivalents Total debt, including current maturities: (1) Senior secured term loans Subordinated notes Other long-term debt Total Debt Total Stockholder's Equity Total Book Capitalization Credit Statistics Debt / Book Capitalization Net Debt / Net Book Capitalization Net Debt / LTM Adjusted EBITDA Net Debt / 2006E Adjusted EBITDA 6/30/2006 $57.1 68.8 13.4 49.5 $131.7 $258.8 $390.5 33.7% 22.4% 0.7x 0.6x 12/31/2005 $43.0 75.6 12.8 41.7 $130.1 $183.5 $313.6 41.5% 32.2% 1.7x -- 9/30/2005 $17.5 84.4 25.6 42.8 $152.8 $140.3 $293.1 52.1% 49.1% 3.9x -- Q3 05 Q4 05 Q1 06 Q2 06 Cash 17.5 43 22.4 57.1 Debt 152.8 130.1 141.1 131.7 Net Debt 135.3 87.1 118.7 74.6 (2)

Financial Overview We are poised to continue our growth in revenues and adjusted EBITDA Note: EBITDA includes reserves in respect of Pemex claims of $33.1 MM for 2003 and 18.5MM for 2006. 2000 2001 2002 2003 2004 2005 LMT 2006E % Revenue 15.26 12.16 7.66 -10.6 6.96 15.6 20.6 23.1 EBITDA as a % of Revenue EBITDA 2000 24.498 2001 33.117 2002 21.667 2003 -28.71 2004 17.672 2005 50.696 LTM 104 2006E 124.6 Adjusted EBITDA 1999 89.015 2000 160.532 2001 272.208 2002 283.41 2003 270.313 2004 254.209 2005 325.044 LTM 504 2006E 537.5 Revenue

2006E Guidance Summary Financial Data We project record results in 2006 We provided updated record guidance on June 12, 2006 - Re-affirmed full year guidance and adjusted 2Q revenues Gulf of Mexico demand will continue to remain strong ^ Results in higher day rates and utilization ? Favorable contracts with PEMEX ($ in millions except Per Share amounts ) 3Q 2006 Guidance 2006 Guidance Financial Metric 2005 1Q 2006 Low End High End Low End High End Revenues $325.0 $129.9 $130.0 - $140.0 $520.0 - $550.0 EBITDA 50.7 38.5 35.0 - 40.0 117.1 - 132.1 Diluted Earnings Per Share ($16.09) $0.51 $0.53 - $0.68 $1.85 - $2.17 2Q 2006 $156.9 20.8 $0.55 Includes a write-off of $18.5m ($.38/share) in respect of Pemex receivable due to unfavorable decision in arbitration. Includes ($.38/share) unfavorable impact of Pemex arbitration (Q2) offset by ($.36/share) favorable entry from Gulf Horizon insurance settlement (Q2). (1) (2) (1) (2) (1) (2)

Horizon Utilization and Guidance In order to meet our mid-point of guidance, our vessels must achieve utilization for the year of varying levels Booked / Identified Prospective Available Canyon Horizon 1 0 0.53 American Horizon 0.83 0.17 0.21 Brazos Horizon 0.91 0.09 0.37 Pecos Horizon 0.75 0.25 0.18 Lonestar Horizon 1 0 0.3 Pacific Horizon 0.89 0.11 0.09 Atlantic Horizon 1 0 0.05 Sea Horizon 0.96 0.04 0.12 Texas Horizon 1 0 0 Activity in Guidance (1) ___________________________ 1. Our vessels have varying days available due to scheduled dry docks and days early in 2006 when the respective vessels were idle. % Utilized

Reconciliation of Net Income (Loss) to EBITDA Non-GAAP Financial Measure Horizon calculates Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) as net income excluding income taxes, net interest expense, depreciation and amortization, and adjusted for loss on debt extinguishment, stock-based compensation, non-cash impairments and gain on insurance settlement. Adjusted EBITDA is not calculated in accordance with Generally Accepted Accounting Principles (GAAP), but is a non-GAAP measure that is derived from items in Horizon's GAAP financials and is used as a measure of operational performance. Management references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Horizon also has aligned the disclosure of Adjusted EBITDA with the financial covenants in its material credit agreements with various lenders, which include ratios requiring a determination of EBITDA, as defined. Adjusted EBITDA is a material component of the financial covenants in Horizon's credit agreements and non-compliance with the covenants could result in the acceleration of indebtedness. Horizon believes Adjusted EBITDA is a commonly applied measurement of financial performance by investors. Horizon believes Adjusted EBITDA is useful to investors because it gives a measure of operational performance without taking into account items that Horizon does not believe relate directly to operations or that are subject to variations that are not caused by operational performance. Horizon also uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, some incentive compensation for management and employees is based on Adjusted EBITDA. This non-GAAP measure is not intended to be a substitute for GAAP measures, and investors are advised to review this non-GAAP measure in conjunction with GAAP information provided by Horizon. Adjusted EBITDA should not be construed as a substitute for income from operations, net income (loss) or cash flows from operating activities (all determined in accordance with GAAP) for the purpose of analyzing Horizon's operating performance, financial position and cash flows. Horizon's computation of Adjusted EBITDA may not be comparable to similar titled measures of other companies. A reconciliation of this non-GAAP measure to Horizon's net income (loss) follows: Third Quarter 2006 Third Quarter 2006 Full Year 2006 Full Year 2006 Full Year 2005 First Quarter 2006 Second Quarter 2006 Low End High End Low End High End ($'s in millions) Adjusted EBITDA calculation is as follows: Net income (loss) $ (71.1) $ 15.5 $ 16.9 $ 17.0 $ 22.0 $ 58.4 $ 68.4 Income tax provision 3.0 8.5 6.0 8.6 8.6 29.7 32.8 Net interest expense 66.8 3.7 3.1 2.0 2.0 10.0 10.0 Depreciation and amortization 21.7 6.3 6.7 5.5 5.5 24.1 26.0 Loss on debt extinguishment 23.1 2.4 -- -- -- 2.4 2.4 Stock-based compensation 4.2 2.1 2.4 1.9 1.9 6.8 6.8 Non-cash impairments 3.0 -- -- -- -- -- -- Gain on insurance settlement -- -- (14.3) -- -- (14.3) (14.3) Adjusted EBITDA $ 50.7 $ 38.5 $ 20.8 $ 35.0 $ 40.0 $ 117.1 $ 132.1